UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-03904

Value Line Tax Exempt Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square,21st Floor, New York, N.Y. 10036-6524

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2019

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/19 is included with this Form.

Semi-Annual Report
June 30, 2019

Value Line Core Bond Fund
(VAGIX)
The Value Line Tax Exempt Fund, Inc.
(VLHYX)

Beginning May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can contact the Fund to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest throughyour financial intermediary or all the funds held with the fund complex if you invest directly with the Fund.
This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds (obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this semi-annual report for Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2019.
During the semi-annual period, the taxable and tax-exempt fixed income markets generated solid positive absolute returns, boosted by a variety of economic and market factors discussed below. Further, the semi-annual period was highlighted by each of the fixed income Value Line Funds being recognized for its long-term performance and/or attractive risk profiles.
•
Value Line Core Bond Fund earned an overall four-star rating from Morningstar1,2 in the intermediate core bond category among 343 funds as of June 30, 2019 based on risk-adjusted returns. Morningstar gave the Fund an overall Return Rating of Highi.

•
The Value Line Tax Exempt Fund, Inc. was given an overall Risk Rating of Below Averageii by Morningstar.1

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2019, especially given the newsworthy events of the semi-annual period. With meaningful trends and some surprising shifts during the first half of 2019 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
Overall, the semi-annual period was one of positive but weakening economic growth and lower inflation both in the U.S. and globally. For the first quarter of 2019, U.S. Gross Domestic Product (GDP) growth registered 3.1%, stronger than the 2.2% GDP growth rate for the final quarter of 2018. However, U.S. economic growth is predicted to be notably slower for the second quarter of 2019, with the advance estimate coming in at a 2.1% GDP growth rate. A major reason for the slowdown is a significant weakening in manufacturing, not just in the U.S., but globally. The U.S. ISM Manufacturing Index, an important measure, declined from 56.6 to 51.7 during the first six months of 2019. Germany’s manufacturing index went from near 50 to 45, and China’s manufacturing index was similarly below 50 at the end of the semi-annual period. Continuing trade tensions with China and the levying of tariffs contributed to this global slowdown. Even the U.S. labor market, though still healthy, slowed. While unemployment fell to 3.6%, the lowest level since 1969, non-farm payroll growth, which averaged 223,000 jobs monthly for 2018 slowed to an average of 172,000 jobs monthly for the first half of 2019. Consumer confidence was mixed but ended June 2019 sharply lower as optimism about the labor market and the economy waned on escalating trade tensions with China and Mexico.
On the inflation front, the U.S. Personal Consumption Expenditures Deflator, which is the indicator for average price increases for all domestic personal consumption derived from the largest component of the GDP, averaged 2.0% for 2018 and fell to 1.5% at the end of June 2019. This is significantly below the 2.0% inflation target of the Federal Reserve (the Fed), causing concern over the health of the economy. Another sign pointing to a significant economic slowdown was the U.S. bond market. The three-month U.S. Treasury bill was yielding 2.12% at the end of June 2019, while the five-year U.S. Treasury note had a yield of 1.76%. This differential reflected an inverted yield curve, whereby the shorter maturity security yielded more than the longer maturity security. An inverted yield curve has been a sign, historically, of a recession within the following year or so. While past performance is no guarantee of future results and a recession in the U.S. may well be averted should there be favorable resolution to political and geopolitical headwinds, an inverted yield curve has preceded most economic recessions during the last 50 years.
Against this backdrop of weaker economic data and lower than expected inflation, the Fed significantly shifted its stance from 2018, adopting an increasingly dovish bias as the months progressed in an effort to maintain financial stability following the heightened market volatility of the fourth quarter of 2018. (Dovish tends to imply lower interest rates; opposite of hawkish.) For example, in January 2019, the Fed left its monetary policy unchanged and also eliminated language about “further gradual increases in rates,” cementing investor expectations for a near-term pause in rate hikes. Fed Chair Powell emphasized that the U.S. central bank would be largely guided by inflation indicators as well as by the global economic growth backdrop and the potential for financial market volatility. In March 2019, the Fed paused its near-term fed funds rate increases, announcing it expected no rate increases during 2019 and only one in 2020. In the subsequent months of the semi-annual period, the release of minutes from the Fed’s meetings confirmed policymakers’ dovish tilt. Still, the Fed believed during much of the first half of the calendar year that the economy was in good shape and the slowdown in inflation was transitory. But, as manufacturing data continued to weaken, and the U.S.-China trade talks failed, opinions amongst Fed policymakers began to shift in June 2019 in favor of the need for accommodation. At the Fed’s June 2019 meeting, eight of 12 Fed policymakers projected interest rate cuts in 2019. There was also a consensus among market participants at the end of the semi-annual period that the Fed would likely begin to lower interest rates as soon as July 2019. Other developed markets’ central banks, including the European Central Bank and the Bank of Japan, turned similarly dovish during the semi-annual period.
On the commodities front, markets overall posted double-digit positive returns during the semi-annual period, despite a weak second calendar quarter. Such gains for the semi-annual period as a whole were driven primarily by a recovery in petroleum prices and a rally in gold. Overall, commodities during the first half of 2019 were boosted by the Fed’s dovish turn in its monetary policy, a slightly weaker U.S. dollar and a rallying U.S. equity market that more than offset the headwinds of trade tensions and numerous geopolitical flashpoints.

President’s Letter (unaudited) (continued)

Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index3, posted a return of 6.11% during the semi-annual period. As both domestic and global economies showed signs of slowing and as key inflation indicators weakened, bond prices rose and yields fell across the yield curve, or spectrum of maturities, during the semi-annual period. The yield on the three-month U.S. Treasury bill fell approximately 33 basis points, the yield on the two-year U.S. Treasury note decreased approximately 73 basis points, and the yield on the five-year U.S. Treasury note fell approximately 83 basis points. The yield on the bellwether 10-year U.S. Treasury note decreased approximately 69 basis points, and the yield on the 30-year U.S. Treasury bond fell approximately 50 basis points during the semi-annual period. (A basis point is 1/100th of a percentage point.) As yields on maturities of one year through seven years dropped more than those on shorter- or longer-term maturities, the U.S. Treasury yield curve flattened5 overall but also partially inverted, meaning three-month yields were higher than those of 10-year U.S. Treasury securities. Indeed, the spread, or yield differential, between the yields on three-month and 10-year U.S. Treasury securities inverted for the first time since 2007. While the bond market was closely watching Fed commentary for signs of a dovish shift in its monetary policy stance, this rally in yields overall and the inversion at the shorter-term end of the yield curve was a clear signal from the bond market that the Fed should start lowering the targeted federal funds rate in an effort to guard against a more significant economic slowdown and potential recession. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
Broadly speaking, it was a “risk on” environment within the taxable fixed income market, wherein investors favored higher risk assets. A combination of low global interest rates and still strong credit metrics led investors to reach for yield. High yield corporate bonds, sovereign emerging markets debt and investment grade corporate bonds outpaced U.S. Treasury securities. Within the investment grade corporate bond sector, BBB-rated bonds were the star performers. Commercial mortgage-backed securities and agency securities also outperformed U.S. Treasuries, albeit to a lesser extent. As would be expected, less risky assets, like high quality securitized bonds such as mortgage-backed securities and asset-backed securities, underperformed the returns of U.S. Treasuries during the semi-annual period.
The tax-exempt fixed income market, as measured by the Bloomberg Barclays Municipal Bond Index4, posted solid positive absolute returns but lagged the broad taxable fixed income market during the semi-annual period with a return of 5.09%. Like the taxable fixed income market, yields across the municipal bond market yield curve rallied, leading to a flattening of the yield curve here as well. The economic and market factors affecting the taxable markets during the semi-annual period similarly affected the tax-exempt market. The municipal bond market was further supported by generally positive credit fundamentals. Strong U.S. labor markets, improving wages and consumer spending, ongoing recovery in property values, and state and local governments enjoying improved revenues given higher property and sales tax collections all combined to provide a constructive foundation for the municipal bond market. There were pockets of weakness in some sectors, such as housing or water and sewer, but overall, rating agency upgrades exceeded downgrades. Technicals, or the supply/demand scenario, were also favorable. The Tax Cuts and Jobs Act’s cap on state and local income tax deductions, which first affected individuals when filing their 2018 taxes, made municipal bonds more attractive, particularly to investors in high tax states.
Also like the taxable market, the tax-exempt fixed income market participated in a risk rally, as a combination of low global interest rates along with still strong credit metrics led investors to reach for yield. BBB-rated municipal bonds were the best performers, outperforming AAA-rated municipal bonds by nearly 200 basis points during the semi-annual period.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Core Bond Fund: Three-star rating for 3-year (343 funds) period ended June 30, 2019; two-star rating for 5-year (302 funds) period ended June 30, 2019; five-star rating for 10-year (227 funds) period ended June 30, 2019; and four-star rating for overall (343 funds) period ended June 30, 2019. All in the intermediate core bond category. Morningstar Return: Average for the 3-year period ended June 30, 2019; Below Average for the 5-year period ended June 30, 2019; High for the 10-year and overall periods ended June 30, 2019.

ii
For The Value Line Tax Exempt Fund, Inc.: Morningstar Risk: Below Average for the 3-year, 10-year and overall periods ended June 30, 2019; Low for the 5-year period ended June 30, 2019. All in the muni national long category.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

The Bloomberg Barclays Municipal Bond Index is a total-return performance benchmark for the long-term investment grade tax-exempt bond market. The returns for the index do not reflect charges, expense or taxes. It is not possible to directly invest in this index.

5
A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows. A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields.

VALUE LINE CORE BOND FUND

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Manager Discussion of Fund Performance
Below, Value Line Core Bond Fund’s portfolio managers Liane Rosenberg and Jeffrey D. Geffen discuss the Fund’s performance and positioning for the six months ended June 30, 2019.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 6.20% during the six months ended June 30, 2019. This compares to the 6.11% return of the Fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the six-month reporting period?
The Fund outperformed its benchmark due primarily to our “risk on” bias, as reflected in sector allocation decisions.
Which fixed income market sectors most significantly affected Fund performance?
A significantly overweighted allocation relative to the Bloomberg Barclays Index in investment grade corporate bonds and a corresponding underweight relative to the Bloomberg Barclays Index in U.S. Treasuries contributed most positively to the Fund’s relative results during the semi-annual period. Positioning within each of these sectors added value as well. Within the investment grade corporate bond sector, the Fund favored BBB-rated bonds, which outperformed higher quality bonds during the semi-annual period. Long-dated industrial and financial issues were the big winners, with Fund positions in 30-year maturity bonds issued by Corning and Citigroup among the biggest positive contributors to relative performance during the semi-annual period. Among U.S. Treasuries, a reduced exposure to short-term securities helped, as this segment lagged other segments of the yield curve during the semi-annual period. Further, having an out-of-benchmark exposure to high yield corporate bonds, which outperformed the Bloomberg Barclays Index during the semi-annual period, boosted relative results.
Conversely, the Fund’s overweight in high quality asset-backed securities detracted. Widely considered to be a more reduced-risk investment given their generally AAA ratings, this securitized, or structured, sector underperformed the Bloomberg Barclays Index amidst the risk-on environment that characterized the first half of 2019.
What was the Fund’s duration strategy?
Duration positioning in the Fund contributed positively to its performance relative to the Bloomberg Barclays Index during the semi-annual period. We shifted the Fund’s duration from a moderately shorter position compared to that of the Bloomberg Barclays Index to a slightly longer position than that of the Bloomberg Barclays Index in anticipation of lower U.S. Treasury yields. This lengthened duration proved beneficial as interest rates did, in fact, decline during the semi-annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning overall had a modestly positive effect on the Fund’s performance during the semi-annual period. As mentioned, we had reduced the Fund’s allocation to short-term U.S. Treasuries, which helped as this yield curve segment was most affected by the inverting yield curve. Yield curve indicates the spectrum of maturities within a particular sector.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the semi-annual period.
Were there any notable changes in the Fund’s weightings during the semi-annual period?
We made only modest changes to the Fund’s sector weightings during the semi-annual period, but positioning within sectors shifted more materially as we increased the Fund’s overall “risk on” posture due to lower global interest rates. For example, within the investment grade corporate bond sector, we increased exposure to long-dated bonds and to BBB-rated bonds. We reduced exposure to short-term U.S. Treasuries and added exposure to the longer-term end of the yield curve, or spectrum of maturities. Each of these active management changes proved beneficial during the semi-annual period.

How was the Fund positioned relative to its benchmark index at the end of June 2019?
At the end of June 2019, the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. The Fund’s exposure to the securitized sector overall was close to that of the Bloomberg Barclays Index, but within the sector, the Fund was underweight highly-rated mortgage-backed securities and was overweight more “risk-on” commercial mortgage-backed securities. The Fund also remained overweight high quality asset-backed securities. Additionally, the Fund maintained an exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index.
What is your tactical view and strategy for the months ahead?
At the end of June 2019, we intended to maintain a somewhat “risk-on” bias given the Federal Reserve’s dovish stance and consensus expectations for an interest rate cut some time during the second half of 2019. Further, softening global economic growth has resulted in historically low interest rates worldwide. This, too, supports both our focus in the Fund on non-government bond sectors, which we believe may continue to perform strongly as investors reach for yield, as well as the Fund’s somewhat longer duration than that of the Bloomberg Barclays Index.
Clearly, any change in Fed policy or that of other central bankers could have a profound effect, since their policies remain a key driver of the fixed income market. Further, if there is a material change in the economic growth, labor market or inflation scenario, either domestically or globally, we would, of course, reevaluate our strategy for the Fund. Re-emergence of heightened trade tensions, increased tariffs or a protracted trade war, which, in our view, would tend to favor less risky securities, may lead us to reevaluate our Fund strategy as well.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2019 (unaudited)

Ten Largest Holdings
Issue	Principal Amounts/ Shares	Value	Percentage of Net Assets
U.S. Treasury Bonds, 3.00%, 2/15/48	$2,439,000	$2,671,944	4.9%
iShares iBoxx High Yield Corporate Bond ETF	19,100	1,665,138	3.0%
U.S. Treasury Notes, 2.75%, 2/15/28	1,025,000	1,089,863	2.0%
U.S. Treasury Notes, 2.25%, 11/15/24	1,050,000	1,074,445	2.0%
FHLMC Gold Pool #Q57991, 4.00%, 8/1/48	919,793	955,003	1.7%
U.S. Treasury Notes, 1.38%, 6/30/23	860,000	848,074	1.5%
U.S. Treasury Bonds, 4.38%, 2/15/38	620,000	819,587	1.5%
U.S. Treasury Notes, 1.75%, 2/28/22	715,000	715,447	1.3%
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	500,000	558,820	1.0%
FNMA, 1.88%, 9/24/26	540,000	534,496	1.0%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2019 (unaudited) (continued)

Coupon Distribution
Percentage of Fund’s Investments
Less than 4%	62.3%
4 – 4.99%	26.8%
5 – 5.99%	9.5%
6 – 6.99%	1.4%

Value Line Core Bond Fund
Schedule of Investments (unaudited)

Principal Amount		Value
ASSET-BACKED SECURITIES (8.0%)
$325,000	Ally Auto Receivables Trust, Series 2017-3, Class A4, 2.01%, 3/15/22	$323,870
200,000	Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23	199,800
180,784	CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.40%, 8/15/21	179,969
225,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	225,767
6,805	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A4, 1.96%, 1/18/22(1)	6,803
250,000	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A4, 1.87%, 2/15/22(1)	249,133
300,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	303,617
260,000	Daimler Trucks Retail Trust, Series 2018-1, Class A3, 2.85%, 7/15/21(1)	260,590
200,000	Discover Card Execution Note Trust, Series 2015-A4, Class A4, 2.19%, 4/17/23	200,095
150,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	148,878
200,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(1)	199,659
100,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(1)	100,125
51,040	GM Financial Automobile Leasing Trust, Series 2017-1, Class A3, 2.06%, 5/20/20	51,015
Principal Amount		Value
ASSET-BACKED SECURITIES (8.0%) (continued)
$200,000	GM Financial Automobile Leasing Trust, Series 2018-3, Class A3, 3.18%, 6/21/21	$201,629
150,000	GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1, 2.13%, 7/15/22(1)	149,691
330,000	GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A1, 3.13%, 3/15/23(1)	335,428
94,014	Honda Auto Receivables Owner Trust, Series 2017-4, Class A3, 2.05%, 11/22/21	93,890
450,000	Honda Auto Receivables Owner Trust, Series 2017-1, Class A4, 2.05%, 6/21/23	449,452
325,000	Hyundai Auto Lease Securitization Trust, Series 2017-C, Class A4, 2.21%, 9/15/21(1)	324,534
111,228	Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.18%, 1/15/21	110,836
175,000	World Omni Auto Receivables Trust, Series 2016-B, Class A4, 1.48%, 11/15/22	173,598
110,000	World Omni Auto Receivables Trust, Series 2018-A, Class A3, 2.50%, 4/17/23	110,496
TOTAL ASSET-BACKED SECURITIES (Cost $4,350,906) (8.0%)		4,398,875
COMMERCIAL MORTGAGE-BACKED SECURITIES (12.1%)
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	264,524
150,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	161,625
350,000	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	358,359
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (12.1%) (continued)
$150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	$158,501
150,000	COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50(2)	161,602
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23	208,372
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(2)	155,354
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	206,622
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K048, Class A2, 3.28%, 6/25/25(2)	263,873
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	160,477
300,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2, 3.19%, 9/25/27(2)	316,555
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	265,764

See Notes to Financial Statements.

June 30, 2019

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (12.1%) (continued)
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	$271,145
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.62%, 11/25/45(1)(2)	257,321
200,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.26%, 4/25/46(1)(2)	200,653
150,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.86%, 9/25/46(1)(2)	155,980
200,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(1)(2)	204,963
200,000	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.86%, 2/25/48(1)(2)	206,596
247,352	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	236,340
256,523	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(2)	249,228
203,900	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	207,542
130,000	GS Mortgage Securities Trust, Series 2015-GC32, Class A2, 3.06%, 7/10/48	130,435
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	259,294
76,902	Sequoia Mortgage Trust, Series 2004-8, Class A1, 1-month LIBOR + 0.70%, 3.08%, 9/20/34(2)	77,218
180,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	185,026
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (12.1%) (continued)
$280,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4, 2.94%, 10/15/49	$284,993
182,037	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	181,751
100,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	106,453
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	103,509
250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.43%, 3/15/59	262,094
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	205,195
200,000	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45	204,360
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,549,164) (12.1%)		6,671,724
CORPORATE BONDS & NOTES (36.2%)
BASIC MATERIALS (0.7%)
	CHEMICALS (0.7%)
225,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	238,344
175,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23(3)	184,184
		422,528
Principal Amount		Value
CORPORATE BONDS & NOTES (36.2%) (continued)
COMMUNICATIONS (4.5%)
	INTERNET (0.8%)
$225,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	$276,778
150,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	162,375
		439,153
	MEDIA (1.2%)
175,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	189,988
275,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	303,091
150,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(3)	164,293
		657,372
	TELECOMMUNICATIONS (2.5%)
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	210,394
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 2/15/27	208,135
175,000	Corning, Inc., Senior Unsecured Notes, 5.35%, 11/15/48	214,452
150,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	156,893
150,000	Rogers Communications, Inc., Guaranteed Notes, 4.50%, 3/15/43	161,816
250,000	Telefonica Emisiones S.A., Guaranteed Notes, 5.88%, 7/15/19	250,291
150,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	168,985
		1,370,966
		2,467,491

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (36.2%) (continued)
CONSUMER, CYCLICAL (1.7%)
	AUTO MANUFACTURERS (0.4%)
$200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	$202,908
	AUTO PARTS & EQUIPMENT (0.3%)
150,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	153,750
	HOME BUILDERS (0.6%)
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	151,061
200,000	Lennar Corp., Guaranteed Notes, 6.63%, 5/1/20	205,500
		356,561
	HOME FURNISHINGS (0.4%)
200,000	Whirlpool Corp., Senior Unsecured Notes, 3.70%, 5/1/25(3)	205,841
		919,060
CONSUMER, NON-CYCLICAL (4.4%)
	BEVERAGES (0.8%)
250,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31	288,518
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48(3)	173,757
		462,275
	BIOTECHNOLOGY (0.3%)
150,000	Celgene Corp., Senior Unsecured Notes, 5.25%, 8/15/43	179,986
	COMMERCIAL SERVICES (0.7%)
200,000	Total System Services, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	219,352
150,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	157,875
		377,227
	HEALTHCARE PRODUCTS (0.9%)
213,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	230,295
Principal Amount		Value
CORPORATE BONDS & NOTES (36.2%) (continued)
	HEALTHCARE PRODUCTS (0.9%) (continued)
$225,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	$239,310
		469,605
	HEALTHCARE SERVICES (0.9%)
150,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	156,391
150,000	NYU Langone Hospitals, Secured Notes, 4.78%, 7/1/44	178,300
150,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	152,216
		486,907
	PHARMACEUTICALS (0.8%)
200,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	209,992
200,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39 (3)	218,061
		428,053
		2,404,053
ENERGY (3.6%)
	OIL & GAS (2.2%)
225,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	236,403
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	155,513
200,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26(3)	218,501
200,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	207,280
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	210,640
150,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	190,038
		1,218,375
Principal Amount		Value
CORPORATE BONDS & NOTES (36.2%) (continued)
	PIPELINES (1.4%)
$250,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	$267,954
150,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	154,695
150,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27	157,014
150,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26	171,410
		751,073
		1,969,448
FINANCIAL (14.6%)
	BANKS (8.3%)
200,000	Australia & New Zealand Banking Group, Ltd., Subordinated Notes, 4.50%, 3/19/24(1)	211,650
175,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	176,182
200,000	Bank of America Corp. GMTN, Senior Unsecured Notes, 3.50%, 4/19/26	209,436
150,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	159,161
150,000	Citigroup, Inc., Senior Unsecured Notes, 3-month LIBOR + 0.90%, 3.35%, 4/24/25(2)	154,947
150,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	178,489
250,000	Comerica, Inc., Senior Unsecured Notes, 4.00%, 2/1/29(3)	268,570
200,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	210,162
150,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	156,573

See Notes to Financial Statements.

June 30, 2019

Principal Amount		Value
CORPORATE BONDS & NOTES (36.2%) (continued)
	BANKS (8.3%) (continued)
$100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	$130,795
250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	260,632
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.30%, 1/14/22	250,003
150,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23	158,457
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	213,912
150,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3-month LIBOR + 1.38%, 3.96%, 11/15/48(2)	159,149
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	253,189
150,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24(3)	156,192
150,000	Morgan Stanley, Senior Unsecured Notes, 2.80%, 6/16/20	150,698
250,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 5.13%, 2/8/20	254,168
150,000	Santander Holdings USA, Inc., Series FXD, Senior Unsecured Notes, 3.50%, 6/7/24	152,354
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21(3)	261,305
200,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	203,722
250,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	253,892
		4,583,638
Principal Amount		Value
CORPORATE BONDS & NOTES (36.2%) (continued)
	DIVERSIFIED FINANCIAL SERVICES (2.3%)
$150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 4.45%, 4/3/26	$158,301
175,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	175,897
150,000	Ally Financial, Inc., Senior Unsecured Notes, 4.63%, 3/30/25(3)	158,250
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	202,389
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	262,996
200,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	206,352
82,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	82,012
		1,246,197
	INSURANCE (1.4%)
200,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	214,410
225,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	237,434
175,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29	177,974
150,000	Prudential Financial, Inc., Junior Subordinated Notes, 3-month LIBOR + 2.67%, 5.70%, 9/15/48(2)	161,169
		790,987
	REITS (2.6%)
175,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	183,476
150,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29	152,105
Principal Amount		Value
CORPORATE BONDS & NOTES (36.2%) (continued)
	REITS (2.6%) (continued)
$200,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	$214,101
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.38%, 1/15/23(3)	255,442
300,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	316,714
125,000	Ventas Realty L.P., Guaranteed Notes, 4.40%, 1/15/29	135,761
150,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	160,405
		1,418,004
		8,038,826
INDUSTRIAL (2.3%)
	AEROSPACE & DEFENSE (0.8%)
250,000	Harris Corp., Senior Unsecured Notes, 4.40%, 6/15/28	273,164
150,000	United Technologies Corp., Senior Unsecured Notes, 3.95%, 8/16/25	161,760
		434,924
	MACHINERY DIVERSIFIED (0.4%)
200,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	208,000
	MISCELLANEOUS MANUFACTURERS (0.6%)
150,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 4.50%, 3/21/49	161,695
200,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	209,316
		371,011
	PACKAGING & CONTAINERS (0.2%)
125,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	128,507
	TRANSPORTATION (0.3%)
150,000	Norfolk Southern Corp., Senior Unsecured Notes, 4.10%, 5/15/49	159,923
		1,302,365

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (36.2%) (continued)
TECHNOLOGY (0.8%)
	SEMICONDUCTORS (0.6%)
$150,000	Broadcom, Inc., Guaranteed Notes, 4.25%, 4/15/26(1)	$152,231
150,000	KLA-Tencor Corp., Senior Unsecured Notes, 4.10%, 3/15/29	157,802
		310,033
	SOFTWARE (0.2%)
125,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29	128,486
		438,519
UTILITIES (3.6%)
	ELECTRIC (3.3%)
200,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	225,268
200,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	217,538
150,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	150,910
250,000	Florida Power & Light Co., 4.95%, 6/1/35	294,050
200,000	Indiana Michigan Power Co., Senior Unsecured Notes, 4.25%, 8/15/48	220,101
200,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	203,246
200,000	National Rural Utilities Cooperative Finance Corp., 3.70%, 3/15/29(3)	215,380
150,000	Public Service Enterprise Group, Inc., Senior Unsecured Notes, 2.88%, 6/15/24	151,933
125,000	Southern Power Co., Series E, Senior Unsecured Notes, 2.50%, 12/15/21	125,185
		1,803,611
Principal Amount		Value
CORPORATE BONDS & NOTES (36.2%) (continued)
	GAS (0.3%)
$150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	$162,139
		1,965,750
TOTAL CORPORATE BONDS & NOTES (Cost $18,953,950) (36.2%)		19,928,040
FOREIGN GOVERNMENT OBLIGATIONS (1.5%)
200,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	206,546
250,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	255,220
175,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	183,435
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	159,526
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $776,824) (1.5%)		804,727
LONG-TERM MUNICIPAL SECURITIES (3.2%)
	CALIFORNIA (0.4%)
85,000	University of California, Taxable General Revenue Bonds, Series AG, 4.06%, 5/15/33	89,238
100,000	Yuba Levee Financing Authority, Revenue Bonds, Series B, (BAM), 3.33%, 9/1/23	103,897
		193,135
	DISTRICT OF COLUMBIA (0.5%)
250,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	278,412
	MICHIGAN (0.4%)
200,000	Lincoln Consolidated School District, General Obligation Limited, Series B, 4.32%, 5/1/37	211,392
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (3.2%) (continued)
	NEW YORK (0.4%)
$225,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	$228,773
	TEXAS (1.5%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	276,550
500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	558,820
		835,370
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,639,881) (3.2%)		1,747,082
U.S. GOVERNMENT AGENCY OBLIGATIONS (18.2%)
57,991	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	61,333
326,607	FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	345,064
69,960	FHLMC Gold PC Pool #A97264, 4.00%, 2/1/41	73,829
210,414	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	221,739
118,194	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	122,087
206,316	FHLMC Gold PC Pool #G08761, 3.50%, 5/1/47	212,539
99,431	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	104,485
64,062	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	66,545
83,621	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	88,248

See Notes to Financial Statements.

June 30, 2019

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (18.2%) (continued)
$106,072	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	$110,195
228,208	FHLMC Gold PC Pool #Q11556, 3.00%, 10/1/42	230,427
261,006	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	266,310
401,816	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	420,542
919,793	FHLMC Gold Pool #Q57991, 4.00%, 8/1/48	955,003
250,000	FNMA, 2.38%, 1/19/23	254,914
250,000	FNMA, 2.63%, 9/6/24	259,431
540,000	FNMA, 1.88%, 9/24/26	534,496
157,976	FNMA Pool #AB2346, 4.50%, 2/1/41	169,674
117,352	FNMA Pool #AB5231, 2.50%, 5/1/27	118,398
126,795	FNMA Pool #AB5716, 3.00%, 7/1/27	129,765
189,860	FNMA Pool #AB8144, 5.00%, 4/1/37	207,701
128,002	FNMA Pool #AI4285, 5.00%, 6/1/41	139,104
102,842	FNMA Pool #AJ5888, 4.50%, 11/1/41	110,460
199,660	FNMA Pool #AQ0287, 3.00%, 10/1/42	203,100
317,479	FNMA Pool #AR6394, 3.00%, 2/1/43	322,949
315,091	FNMA Pool #AS5892, 3.50%, 10/1/45	324,982
98,567	FNMA Pool #AS6102, 3.50%, 11/1/45	101,661
175,877	FNMA Pool #AS6205, 3.50%, 11/1/45	181,399
136,764	FNMA Pool #AS6385, 4.00%, 12/1/45	143,048
246,210	FNMA Pool #AS9459, 4.50%, 4/1/47	259,130
173,018	FNMA Pool #AS9562, 3.00%, 5/1/47	175,135
187,627	FNMA Pool #AU1847, 3.00%, 9/1/43	190,860
179,057	FNMA Pool #AU4279, 3.00%, 9/1/43	182,142
229,699	FNMA Pool #AV0703, 4.00%, 12/1/43	241,273
102,046	FNMA Pool #AW7362, 2.50%, 8/1/29	102,864
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (18.2%) (continued)
$175,610	FNMA Pool #AX0416, 4.00%, 8/1/44	$183,813
141,550	FNMA Pool #AX9013, 3.50%, 2/1/45	145,993
144,080	FNMA Pool #AY1670, 3.50%, 2/1/45	148,766
85,096	FNMA Pool #AY2728, 2.50%, 2/1/30	85,779
142,407	FNMA Pool #AY4195, 4.00%, 5/1/45	149,125
181,223	FNMA Pool #BA3885, 3.50%, 11/1/45	186,913
212,924	FNMA Pool #BD8213, 3.00%, 9/1/46	215,737
169,941	FNMA Pool #MA0641, 4.00%, 2/1/31	177,523
229,006	FNMA Pool #MA3238, 3.50%, 1/1/48	235,824
437,137	FNMA Pool #MA3614, 3.50%, 3/1/49	447,519
61,553	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	61,163
77,037	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	77,220
99,082	GNMA II Pool #5332, 4.00%, 3/20/42	104,936
105,979	GNMA II Pool #MA1520, 3.00%, 12/20/43	108,492
72,220	GNMA II Pool #MA2445, 3.50%, 12/20/44	74,994
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,999,772) (18.2%)		10,034,629
U.S. TREASURY OBLIGATIONS (16.5%)
	U.S. TREASURY NOTES & BONDS (16.5%)
270,000	U.S. Treasury Bonds, 5.38%, 2/15/31	362,612
620,000	U.S. Treasury Bonds, 4.38%, 2/15/38	819,587
60,000	U.S. Treasury Bonds, 3.50%, 2/15/39	71,271
200,000	U.S. Treasury Bonds, 3.88%, 8/15/40	249,797
55,000	U.S. Treasury Bonds, 2.75%, 8/15/42	57,714
2,439,000	U.S. Treasury Bonds, 3.00%, 2/15/48	2,671,944
175,000	U.S. Treasury Notes, 1.25%, 8/31/19(3)	174,700
380,000	U.S. Treasury Notes, 2.13%, 6/30/21	382,731
Principal Amount		Value
U.S. TREASURY OBLIGATIONS (16.5%) (continued)
$715,000	U.S. Treasury Notes, 1.75%, 2/28/22	$715,447
860,000	U.S. Treasury Notes, 1.38%, 6/30/23	848,074
1,050,000	U.S. Treasury Notes, 2.25%, 11/15/24	1,074,445
20,000	U.S. Treasury Notes, 1.63%, 5/15/26	19,684
500,000	U.S. Treasury Notes, 2.13%, 5/31/26	508,359
1,025,000	U.S. Treasury Notes, 2.75%, 2/15/28	1,089,863
TOTAL U.S. TREASURY NOTES & BONDS (Cost $8,464,595) (16.5%)		9,046,228
TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,464,595) (16.5%)		9,046,228
EXCHANGE-TRADED FUND (3.0%)
19,100	iShares iBoxx High Yield Corporate Bond ETF(3)	1,665,138
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,636,524) (3.0%)		1,665,138
Shares		Value
SHORT-TERM INVESTMENTS (4.4%)
	MONEY MARKET FUNDS (4.4%)
441,725	State Street Institutional Liquid Reserves Fund	441,725
1,957,035	State Street Navigator Securities Lending Government Money Market Portfolio(4)	1,957,035
TOTAL SHORT-TERM INVESTMENTS (Cost $2,398,848) (4.4%)		2,398,760
TOTAL INVESTMENT SECURITIES (103.1%) (Cost $54,770,464)		$56,695,203
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-3.1%)		(1,683,875)
NET ASSETS (100%)		$55,011,328
(1)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(2)
The rate shown on floating rate and discount securities represents the yield or rate at the end of the reporting period.

(3)
A portion or all of the security was held on loan. As of June 30, 2019, the market value of the securities on loan was $3,377,613.

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

(4)
Securities with an aggregate market value of  $3,377,613 were out on loan in exchange for $1,957,035 of cash collateral as of June 30, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(F) in the Notes to Financial Statements.

ETF
Exchange Traded Fund.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

REMIC
Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements.

June 30, 2019

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$4,398,875	$—	$4,398,875
Commercial Mortgage-Backed Securities	—	6,671,724	—	6,671,724
Corporate Bonds & Notes*	—	19,928,040	—	19,928,040
Foreign Government Obligations	—	804,727	—	804,727
Long-Term Municipal Securities*	—	1,747,082	—	1,747,082
U.S. Government Agency Obligations	—	10,034,629	—	10,034,629
U.S. Treasury Obligations	—	9,046,228	—	9,046,228
Exchange-Traded Fund	1,665,138	—	—	1,665,138
Short-Term Investments	2,398,760	—	—	2,398,760
Total Investments in Securities	$4,063,898	$52,631,305	$—	$56,695,203
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

THE VALUE LINE TAX EXEMPT FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Manager Discussion of Fund Performance
Below, The Value Line Tax Exempt Fund, Inc. portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the six months ended June 30, 2019.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 4.41% during the six months ended June 30, 2019. This compares to the 5.09% return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index (the “Bloomberg Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the six-month reporting period?
The Fund posted solid positive absolute gains but lagged its benchmark primarily because the Fund has a conservative bias toward higher quality securities, which hurt as investors strongly favored lower quality risk assets within the tax-exempt bond market during the semi-annual period. The Fund’s duration and yield curve positioning also dampened relative results. These detractors more than offset the positive contributions made by effective issue selection overall.
Which tax-exempt fixed income market segments most significantly affected Fund performance?
Detracting from the Fund’s relative results was its overweight to water and sewer bonds, which tends to be a highly-rated sector. As mentioned, higher quality bonds significantly underperformed lower quality bonds during the semi-annual period. Conversely, the Fund’s underweights to tobacco settlement bonds and transportation bonds hurt, as these are both generally lower-rated sectors and thus performed well during the semi-annual period. From an issue selection perspective, the Fund’s results were dampened by its positions in certain general obligation bonds issued by highly-rated states, including Massachusetts and Texas, which underperformed the Bloomberg Barclays Index due to their high quality. Also, short duration bonds across a variety of sectors detracted, as longer-dated bonds performed better during the semi-annual period.
Partially offsetting these detractors was the Fund’s prudent overweight to revenue bonds, which in a shift from 2018, outperformed general obligation bonds during the semi-annual period. An underweight to the housing sector, which underperformed the Bloomberg Barclays Index during the semi-annual period, also contributed positively to the Fund’s relative results. Issue selection overall also added value, with some of the Fund’s biggest winners in the education sector. Among individual bonds, two California education bonds were particularly strong performers for the Fund during the semi-annual period. Two health care bonds—one issued by Orange County, Florida Health Facilities and another by Mercy Health of Missouri—also were significant positive contributors during the semi-annual period.
What was the Fund’s duration strategy?
Duration positioning in the Fund detracted from its relative performance during the semi-annual period. We kept the Fund’s duration slightly shorter than that of the Bloomberg Barclays Index, which hurt as interest rates declined across the yield curve, or spectrum of maturities, during the semi-annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning modestly detracted from the Fund’s results during the semi-annual period. The Fund was moderately overweight bonds with maturities under three years, a segment of the yield curve that performed poorly. We did reduce the Fund’s weighting to this yield curve segment during the semi-annual period, effectively mitigating some of the underperformance. Yield curve indicates the spectrum of maturities within a particular sector.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the semi-annual period.

Were there any notable changes in the Fund’s weightings during the semi-annual period?
While maintaining an overall high quality focus, we did add several BBB-rated credits as we sought to participate in the “risk-on” rally that characterized the first six months of 2019. Also, as mentioned, we reduced the Fund’s exposure to securities with maturities under three years. We reinvested those proceeds in securities with maturities of about ten years, new purchases that enabled the Fund to pick up yield and lengthen duration. From a sector perspective, we added several health care/hospital credits, a sector that had been performing strongly. Indeed, during the semi-annual period, the bonds the Fund owns in this sector were some of its best individual performers.
How was the Fund positioned relative to its benchmark index at the end of June 2019?
At the end of June 2019, based on a scenario of slowing economic growth globally, the Fund maintained a high quality, conservative bias relative to the Bloomberg Barclays Index. We continued to favor revenue bonds over general obligation bonds, as the dedicated income stream offered by revenue bonds is often a strong credit enhancement. We maintained the Fund’s duration shorter than that of the Bloomberg Barclays Index. However, we also began lengthening the Fund’s duration to be closer to a neutral position with that of the Bloomberg Barclays Index, as we do not expect interest rates to rise materially during the second half of 2019 nor do we anticipate a strong uptick in inflation.
What is your tactical view and strategy for the months ahead?
At the end of June 2019, we intended to continue to gradually moderate the Fund’s high quality bias and move toward increased exposure to medium quality bonds given the Federal Reserve’s dovish stance and consensus expectations for an interest rate cut some time during the second half of 2019. Further, softening global economic growth has resulted in historically low interest rates worldwide. This supports our heightened focus going forward on lower-rated sectors as investors reach for yield. For example, we maintain our favor for mid-quality revenue bonds over mid-quality general obligation bonds, as there is a dedicated revenue stream backing the payment of interest and principal.
Of course, any of a number of events could cause us to reevaluate our strategy for the Fund. These include any material change in Fed posture, new tax legislation, a rebound in the unemployment rate, or other factors that might negatively affect state and local governments’ credit ratings.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at June 30, 2019 (unaudited)

Ten Largest Holdings
Issue	Principal Amount	Value	Percentage of Net Assets
New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	$1,000,000	$1,068,290	2.1%
Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	500,000	641,350	1.2%
Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	500,000	599,400	1.2%
Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	500,000	599,375	1.1%
San Diego Unified School District, General Obligation Unlimited, Election 2012, Ser. I, 5.00%, 7/1/47	500,000	594,450	1.1%
Metropolitan Transportation Authority, New York, Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	500,000	583,880	1.1%
California State Public Works Board, Revenue Bonds, Department of Corrections and Rehabilitation, 5.00%, 6/1/27	500,000	551,725	1.1%
Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser., Ser. A, 4.00%, 7/1/36	500,000	528,685	1.0%
Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	500,000	525,275	1.0%
EL Dorado Irrigation District/EL Dorado County Water Agency, Revenue Bonds, Ser.C, 5.00%, 3/1/36	350,000	413,672	0.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at June 30, 2019 (unaudited) (continued)

Quality Diversification – Credit Quality Expressed as a Percentage of Net Assets as of June 30, 2019
Percentage of Fund’s Investments
Aaa/AAA	9.9%
Aa1/AA+	18.8%
Aa2/AA	19.4%
Aa3/AA-	15.3%
A1/A+	16.9%
A2/A	11.2%
A3/A-	2.5%
BBB	0.6%
BBB+	0.5%
Baa1	1.7%
Baa2	0.5%
NR	1.3%
Total Investments	98.6%
Cash and other assets in excess of liabilities	1.4%
Total Net Assets	100.0%
Source:
Moody’s ratings, defaulting to S&P when not rated.

Credit quality is subject to change.

The Value Line Tax Exempt Fund, Inc.
Schedule of Investments (unaudited)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.6%)
	ALABAMA (0.8%)
$125,000	Alabama Federal Aid Highway Finance Authority, Revenue Bonds, Ser. A, 5.00%, 9/1/30	Aa1	$154,947
110,000	University of Alabama (The), Revenue Bonds, Ser. A, 4.50%, 10/1/40	Aa2	113,284
125,000	Water Works Board of the City of Birmingham (The), Revenue Bonds, Subser. B, 5.00%, 1/1/33	Aa3	149,599
			417,830
	ARIZONA (1.3%)
150,000	Arizona State Transportation Board Highway Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/38	Aa2	163,544
250,000	City of Scottsdale Arizona, General Obligation Unlimited, Project 2004-Preserve Acquisition, 3.00%, 7/1/30	Aaa	256,770
200,000	Yuma Municipal Property Corp., Revenue Bonds, Senior Lien, 5.00%, 7/1/27	A1	236,558
			656,872
	CALIFORNIA (20.2%)
40,000	Bay Area Toll Authority, Toll Bridge, Revenue Bonds, Ser. F-1, 5.00%, 4/1/56	Aa3	46,523
150,000	California Educational Facilities Authority Stanford University, Revenue Bonds, 5.25%, 4/1/40	Aaa	217,042
250,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Children’s Hospital, Ser. B, 5.00%, 8/15/26	A1	277,690
90,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Stanford Hospital, Ser. B, 5.00%, 8/15/55	A1	102,137
150,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Saltel Packard Children’s, Ser. A, 5.00%, 8/15/43	A1	168,741
155,000	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Ser. A, 5.00%, 10/1/38	Aa3	177,376
100,000	California Health Facilities Financing Authority, Revenue Bonds, Stanford Health Care, Ser. A, 5.00%, 11/15/37	Aa3	121,464
	California State Public Works Board, Revenue Bonds:
500,000	Department of Corrections and Rehabilitation, 5.00%, 6/1/27	A1	551,725
100,000	Department of Education, Ser. H, 5.00%, 4/1/31	A1	122,508
200,000	Ser. H, 5.00%, 12/1/24	A1	238,270
	California State University Systemwide, Revenue Bonds, Ser. A:
150,000	5.00%, 11/1/34	Aa2	183,390
300,000	5.00%, 11/1/45	Aa2	350,178
200,000	California State, General Obligation Unlimited, 5.00%, 2/1/38	Aa3	217,426
180,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Ser. A, 4.38%, 3/1/44	A*	196,236
250,000	Cupertino Union School District, General Obligation Unlimited, Election 2012, Ser. C, 4.00%, 8/1/40	Aa1	273,675
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30(1)	A2	378,825
75,000	East Bay Municipal Utility District Water System Revenue, Revenue Bonds, Ser. C, 4.00%, 6/1/40	Aa1	80,951
250,000	El Cajon Redevelopment Agency Successor Agency, Tax Allocation Refunding Bonds, BAM Insured, 5.00%, 10/1/35	AA*	306,260
350,000	EL Dorado Irrigation District/EL Dorado County Water Agency, Revenue Bonds, Ser.C, 5.00%, 3/1/36	Aa3	413,672
150,000	Fresno Joint Powers Financing Authority Lease (Master Lease Projects), Revenue Refunding Bonds, Ser. A, AGM Insured, 5.00%, 4/1/34	A2	178,178
	Golden State Tobacco Securitization Corp.:
300,000	Asset-Backed Bonds, Ser. A, 5.00%, 6/1/32	A1	355,653
150,000	Ser. A-1, 5.00%, 6/1/22	A*	163,698
150,000	Long Beach Community College District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/32	Aa2	152,442
215,000	Long Beach Unified School District, General Obligation Unlimited, Ser. E, 5.00%, 8/1/41	Aa2	254,861
60,000	Los Angeles County Metropolitan Transportation Authority, Refunding Revenue Bonds, Proposition C, Senior Ser. B, 5.00%, 7/1/22	Aa2	66,829
200,000	Los Angeles County Public Works Financing Authority, Lease Revenue, Revenue Bonds, Ser. D, 4.00%, 12/1/40	Aa2	216,100
115,000	Los Angeles Unified School District, Election 2005, General Obligation Unlimited, Ser. M-1, 5.00%, 7/1/36	Aa3	140,652
	Metropolitan Water District of Southern California, Refunding Revenue Bonds:
330,000	Ser. C, 4.00%, 10/1/22	Aa1	351,219
60,000	Ser. F, 5.00%, 7/1/28	Aa1	66,660
See Notes to Financial Statements.

June 30, 2019

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.6%) (continued)
	CALIFORNIA (20.2%) (continued)
$150,000	Modesto Irrigation District Electric System, Revenue Bonds, Ser, 5.00%, 10/1/32	A+*	$181,515
225,000	Napa Valley Unified School District, General Obligation Unlimited, Ser. A, 5.00%, 8/1/28	A1	278,561
185,000	Oxnard Financing Authority, Revenue Bonds, BAM Insured, 5.00%, 6/1/35	AA*	226,359
65,000	Roseville Natural Gas Financing Authority, Revenue Bonds, 5.00%, 2/15/27	A2	78,200
50,000	Sacramento City Financing Authority, Revenue Bonds, Master Lease Program Facilities, Ser. E, AMBAC Insured, 5.25%, 12/1/24	Aa3	60,335
150,000	Sacramento Municipal Utility District, Revenue Bonds, Ser. A, 5.00%, 8/15/41	Aa3	169,595
250,000	San Diego County Regional Transportation Commission, Revenue Bonds, Ser. A, 5.00%, 4/1/42	Aa2	272,572
60,000	San Diego Redevelopment Agency Successor Agency, Tax Allocation Refunding Bonds, Ser. A, 5.00%, 9/1/35	AA*	72,480
500,000	San Diego Unified School District, General Obligation Unlimited, Election 2012, Ser. I, 5.00%, 7/1/47	Aa2	594,450
100,000	San Francisco City & County Airport Commission San Francisco International Airport, Second Series Revenue Bonds, Ser. E, 5.00%, 5/1/48	A1	119,810
200,000	San Francisco City & County Redevelopment Agency Successor Agency, Ser. A, 5.00%, 8/1/35	A*	235,398
200,000	San Jose Unified School District Santa Clara Country, General Obligation Unlimited, Election 2012, Ser. A, 3.80%, 8/1/37	Aa1	209,236
130,000	San Marcos Redevelopment Agency Successor Agency, Tax Allocation, Refunding Bonds, Ser. A, 5.00%, 10/1/25	AA-*	159,429
220,000	Southern California Public Power Authority, Mead-Adelanto Project, Authority Interest, Revenue Bonds, Ser. A, 5.00%, 7/1/29	Aa2	267,447
250,000	State of California, General Obligation Unlimited, Refunding Bonds, 5.25%, 2/1/29	Aa3	274,760
	State of California, General Obligation Unlimited, Various Purpose Bonds:
115,000	5.00%, 11/1/23	Aa3	133,247
150,000	5.00%, 8/1/26	Aa3	186,174
250,000	5.00%, 9/1/41	Aa3	268,847
125,000	Union City Community Redevelopment Agency, Ser. B, 5.00%, 10/1/31	AA-*	155,329
150,000	University of California, Revenue Bonds, Ser. I, 5.00%, 5/15/28	Aa3	180,996
			10,495,121
	COLORADO (0.9%)
175,000	Buffalo Ridge Metropolitan District, General Obligation Unlimited, Ser. A, BAM Insured, 4.00%, 12/1/47	A3	187,196
225,000	State of Colorado, Building Excellent Scholl, Certificate Participation, Ser. J, 5.00%, 3/15/37	Aa2	266,913
			454,109
	CONNECTICUT (1.3%)
200,000	Connecticut Housing Finance Authority, Revenue Bonds, Subser. C-1, 3.75%, 11/15/35	Aaa	204,382
250,000	South Central Connecticut Regional Water Authority, Revenue Bonds, Twenty-Seventh Series, General Obligation of Authority Insured, 5.00%, 8/1/27	Aa3	277,280
150,000	State of Connecticut Transportation Infrastructure Purposes, Special Tax Obligation, Revenue Bonds, Ser. B, 5.00%, 10/1/27	A+*	185,002
			666,664
	DELAWARE (1.0%)
265,000	Delaware Transportation Authority, US 301 Project, Revenue Bonds, 5.00%, 6/1/45	A1	301,363
200,000	University of Delaware Revenue, Revenue Bonds, Ser. B, 4.00%, 11/1/19	AA+*	201,772
			503,135
	DISTRICT OF COLUMBIA (0.5%)
100,000	District of Columbia Income Tax Secured Revenue, Revenue Bonds, Ser. G, 5.00%, 12/1/36	Aa1	107,943
145,000	District of Columbia Income, General Obligation Unlimited, Ser. A, 5.00%, 6/1/43	Aaa	174,834
			282,777
	FLORIDA (5.1%)
200,000	Capital Trust Agency, Florida Senior Living, Revenue Bonds, (American Eagle Portfolio Project), Ser. A, 5.88%, 1/20/07	NR**	227,374
140,000	Central Florida Expressway Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/37	A1	152,685
250,000	City of Cape Coral, Florida Water & Sewer Revenue, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/23	A1	270,590
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.6%) (continued)
	FLORIDA (5.1%) (continued)
$180,000	City of Jacksonville, Florida Special Revenue, Revenue Bonds, Ser. A, 5.25%, 10/1/47	A3	$214,081
100,000	City of Marco Island, Florida Utility System Revenue, Revenue Bonds, 4.00%, 10/1/38	Aa3	108,426
185,000	City of Miami Beach Florida Water & Sewer Revenue, Revenue Bonds, 5.00%, 9/1/36	Aa3	222,043
180,000	County of Miami-Dade Florida Aviation Revenue, Revenue Bonds, 5.00%, 10/1/41	A*	210,236
	County of Palm Beach, Florida Public Improvement, Revenue Bonds, Ser. D:
250,000	5.00%, 12/1/40	Aa1	294,147
125,000	5.00%, 12/1/45	Aa1	146,340
240,000	County of State Lucie, Florida Sales Tax Revenue, Refunding Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/24	A1	273,010
125,000	Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/23	A2	137,593
325,000	Orange County Health Facilities Authority, Revenue Bonds, Ser. A, 5.00%, 10/1/39	A2	375,869
			2,632,394
	GEORGIA (2.0%)
150,000	City of Atlanta, Georgia Water & Wastewater Revenue, Revenue Bonds, Prerefunded, Ser. A, AGM Insured, 5.25%, 11/1/34	Aa2	151,944
500,000	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser., Ser. A, 4.00%, 7/1/36	Aa2	528,685
350,000	Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	Aa2	372,008
			1,052,637
	GUAM (0.6%)
	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured:
150,000	5.00%, 10/1/20	A2	156,288
120,000	5.00%, 10/1/39	A2	134,760
			291,048
	HAWAII (0.8%)
100,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Ser. A, 5.25%, 7/1/36	Aa2	107,824
100,000	City & County Honolulu Hawaii, General Obligation Unlimited, Ser. A, 5.00%, 10/1/38	Aa1	116,441
185,000	State of Hawaii, General Obligation Unlimited, Ser. FG, 4.00%, 10/1/35	Aa1	205,280
			429,545
	IDAHO (0.5%)
250,000	Idaho State Building Authority, Revenue Bonds, 5.00%, 9/1/40	Aa2	273,503
	ILLINOIS (1.7%)
100,000	Cook County Forest Preserve District, General Obligation Unlimited, Ser. C, 5.00%, 12/15/37	A2	105,601
200,000	Cook County, General Obligation Unlimited, Ser. C, 4.25%, 11/15/19	A2	202,000
250,000	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Ser. B, 5.00%, 7/1/26	A1	272,137
150,000	Illinois State Toll Highway Authority, Revenue Bonds, Ser. C, 5.00%, 1/1/37	A1	170,037
100,000	Metropolitan Water Reclamation District of Greater Chicago, General Obligation Unlimited, Ser. A, 5.00%, 12/1/44	AA+*	111,591
			861,366
	INDIANA (0.3%)
135,000	Indiana Municipal Power Agency, Revenue Bonds, Ser. A, 5.00%, 1/1/42	A1	156,258
	IOWA (0.1%)
50,000	Iowa Finance Authority, Health Care Facility, Genesis Health System, Revenue Bonds, 5.00%, 7/1/22	A1	54,914
	KANSAS (0.6%)
250,000	State of Kansas Department of Transportation, Revenue Bonds, Ser. A, 5.00%, 9/1/32	Aa2	307,475
	KENTUCKY (0.5%)
110,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Ser. A, AGM Insured, 4.00%, 6/1/37	A2	117,116
125,000	Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds, 4.00%, 6/1/23	A2	135,766
			252,882
See Notes to Financial Statements.

June 30, 2019

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.6%) (continued)
	LOUISIANA (1.4%)
	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds:
$300,000	City of Bossier City, 5.00%, 11/1/26	Aa3	$357,108
100,000	Women’s Hospitals Foundation Projects, 5.00%, 10/1/44	A2	114,960
145,000	State of Louisiana Gasoline & Fuels Tax Revenue, Revenue Bonds, Ser. C-1, 5.00%, 5/1/30	Aa3	162,105
85,000	State of Louisiana Highway Improvement Revenue, Revenue Bonds, Ser. A, 5.00%, 6/15/28	A1	97,610
			731,783
	MAINE (0.8%)
200,000	Maine State Health & Higher Educational Facilities Authority Revenue, Refunding Revenue Bonds, Colby College, Ser. A, 5.00%, 7/1/39	Aa2	226,096
80,000	Maine State Housing Authority (Mortgage), Revenue Bonds, Ser. A, 3.80%, 11/15/39	Aa1	84,702
100,000	Maine Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	109,123
			419,921
	MARYLAND (0.5%)
130,000	City of Baltimore, Maryland Subordinate (Water Projects), Revenue Bonds, Ser. A, 5.00%, 7/1/31	A1	156,463
100,000	County of Anne Arundel, Maryland, General Obligation Limited, 5.00%, 10/1/36	NR**	119,770
			276,233
	MASSACHUSETTS (5.4%)
75,000	Commonwealth of Massachusetts, Revenue Bonds, 5.50%, 1/1/30	A1	99,673
500,000	Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	Aa1	525,275
175,000	Massachusetts Bay Transportation Authority, Revenue Bonds, Ser. A-1, 5.00%, 7/1/36	Aa3	211,640
	Massachusetts Development Finance Agency:
250,000	Boston Medical Center, Revenue Bonds, Ser. D, 5.00%, 7/1/44	Baa2	276,525
225,000	Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	Aaa	239,004
75,000	Revenue Bonds, 5.00%, 7/1/36	NR**	80,438
250,000	Umass Memorial Health Care, Revenue Bonds, 3.63%, 7/1/37	BBB+*	256,262
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa2	641,350
	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B:
250,000	5.00%, 10/15/41	Aa2	268,890
165,000	5.00%, 11/15/46	Aa2	194,893
			2,793,950
	MICHIGAN (1.6%)
200,000	Jackson Public Schools County of Jackson, Michigan 2018 School Building and Site Bonds, General Obligation Unlimited, 5.00%, 5/1/48	Aa1	235,798
250,000	Michigan Finance Authority, Henry Ford Health System, Revenue Bonds, 4.00%, 11/15/46	A2	266,725
120,000	Michigan State Building Authority, Revenue Bonds, Ser. I, 5.00%, 10/15/32	Aa2	143,609
150,000	Port Huron Area School District, General Obligation Unlimited, AGM Insured, 4.00%, 5/1/42	A1	162,600
			808,732
	MINNESOTA (0.3%)
150,000	State of Minnesota Public Facilities Authority Revenue, Refunding Revenue Bonds, Ser. B, 5.00%, 3/1/28	Aaa	182,360
	MISSISSIPPI (0.8%)
90,000	Mississippi Development Bank, Jackson Public School District Limited, Revenue, Refunding Revenue Bonds, Ser. A, 5.00%, 4/1/27	A+*	107,784
300,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	304,635
			412,419
	MISSOURI (0.9%)
120,000	Health & Educational Facilities Authority of the State of Missouri (Mercy Health), Refunding Revenue Bonds, Ser. C, 4.00%, 11/15/37	Aa3	130,955
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.6%) (continued)
	MISSOURI (0.9%) (continued)
$150,000	Metropolitan State Louis Sewer District, Waste Water System Improvement, Refunding Revenue Bonds, Ser. B, 5.00%, 5/1/31	Aa1	$176,881
140,000	Missouri Housing Development Commission Single Family Mortgage (First Place Homeownership Loan Program), Revenue Bonds, (GNMA/FNMA/FHLMC), 4.25%, 5/1/49	AA+*	153,478
			461,314
	NEBRASKA (1.3%)
285,000	Central Plains Energy Project, Revenue Bonds, Project No. 3, 5.00%, 9/1/21	A3	303,340
95,000	Public Power Generation Agency, Revenue Bonds, Ser. A, 5.00%, 1/1/38	A2	109,668
250,000	University of Nebraska, Lincoln Student, Revenue Bonds, 4.00%, 7/1/33	Aa1	264,215
			677,223
	NEVADA (1.5%)
250,000	City of Henderson, Nevada Refunding, General Obligation Limited, 4.00%, 6/1/31	Aa2	265,145
230,000	Clark County School District, General Obligation Unlimited, Ser. C, 5.00%, 6/15/29	A1	282,008
200,000	County of Clark, Stadium Improvement, General Obligation Limited, Ser. A, 5.00%, 5/1/48	Aa1	238,018
			785,171
	NEW HAMPSHIRE (0.6%)
95,000	New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire Issue, Refunding Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	113,896
200,000	New Hampshire Housing Finance Authority, Revenue Bonds, Ser. 1, 3.75%, 7/1/54	Aaa	206,486
			320,382
	NEW JERSEY (4.7%)
135,000	County of Essex NJ, General Obligation Limited, Ser. A, 4.00%, 9/1/29	Aaa	157,025
170,000	New Jersey Economic Development Authority, Refunding Revenue Bonds, Ser. B, 5.00%, 11/1/27	Baa1	201,916
270,000	New Jersey Economic Development Authority, Revenue Bonds, Ser. AAA, 5.50%, 6/15/27	Baa1	325,350
	New Jersey Institute of Technology, Revenue Bonds:
30,000	Prerefunded, Ser. A, 5.00%, 7/1/42	NR**	33,280
70,000	Unrefunded, Ser. A, 5.00%, 7/1/42	A1	75,725
1,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	1,068,290
150,000	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/26	A1	160,566
	New Jersey State Turnpike Authority, Revenue Bonds:
165,000	Ser. A, 5.00%, 1/1/29	A2	183,043
100,000	Ser. F, 5.00%, 1/1/35	A2	110,399
110,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. B, AMBAC Insured, 5.25%, 12/15/23	Baa1	125,713
			2,441,307
	NEW MEXICO (0.4%)
200,000	State of New Mexico, Severance Tax Permanent Fund, Revenue Bonds, Ser. A, 5.00%, 7/1/24	Aa2	234,588
	NEW YORK (8.0%)
175,000	Long Island Power Authority, Revenue Bonds, Ser. B, 5.00%, 9/1/41	A3	205,238
	Metropolitan Transportation Authority, New York:
200,000	Revenue Bonds, Ser. A, AGM Insured, 5.00%, 11/15/36	A1	218,092
150,000	Revenue Bonds, Ser. C-1, 5.00%, 11/15/29	A1	187,548
500,000	Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	A1	583,880
100,000	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Ser. 1, 4.00%, 7/15/36	Aa2	109,183
170,000	New York Convention Center Development Corp., Hotel Unit Fee Secured, Refunding Revenue Bonds, 5.00%, 11/15/40	Aa3	198,618
	New York State Dormitory Authority, Revenue Bonds:
100,000	Barnard College, Ser. A, 5.00%, 7/1/30	A1	118,155
100,000	Cornell University, Ser. A, 5.00%, 7/1/40	Aa1	103,412
50,000	Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/25	Aa3	54,594
See Notes to Financial Statements.

June 30, 2019

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.6%) (continued)
	NEW YORK (8.0%) (continued)
$150,000	State Personal Income Tax Revenues General Purpose, Ser. A, 4.50%, 3/15/35	Aa1	$156,393
250,000	State Personal Income Tax Revenues General Purpose, Ser. A, 5.00%, 2/15/23	Aa1	282,740
125,000	State Personal Income Tax Revenues, Ser. 1, 5.00%, 1/15/31	Aa2	155,419
150,000	State Personal Income Tax Revenues, Ser. B, Group C, 5.00%, 2/15/38	Aa1	173,207
	New York State Urban Development Corp., State Personal Income Tax Revenue:
250,000	Revenue Bonds, Ser. A, 5.00%, 3/15/28	Aa1	301,165
135,000	Revenue Bonds, Ser. A, 5.00%, 3/15/29	Aa1	156,200
150,000	New York State, General Obligation Unlimited, Fiscal 2015, Ser. A, 5.00%, 8/1/26	Aa1	176,082
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Seventy-First Series, 4.00%, 7/15/38	Aa3	104,683
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Sixty-Sixth Series, General Obligation of Authority Insured, 5.00%, 7/15/33	Aa3	105,065
325,000	Port Authority of New York & New Jersey, Revenue Bonds, 194th Series, 5.00%, 10/15/41	Aa3	380,516
250,000	Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. B, 5.00%, 11/15/36	Aa3	301,803
85,000	Utility Debt Securitization Authority, Restructuring Refunding Revenue Bonds, Ser. A, 5.00%, 12/15/35	Aaa	102,118
			4,174,111
	NEW YORK CITY (5.0%)
250,000	City of New York, General Obligation Unlimited, Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa1	268,348
250,000	Housing Development Corp., Revenue Bonds, Ser. D-1-B, 4.20%, 5/1/37	Aa2	260,430
	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds:
100,000	Ser. DD, 5.00%, 6/15/34	Aa1	113,030
65,000	Ser. EE, 5.00%, 6/15/45	Aa1	73,887
60,000	Ser. FF, 5.00%, 6/15/45	Aa1	65,369
150,000	Municipal Water Finance Authority, Water and Sewer System Revenue, Second General Resolution Revenue Bonds, Ser. GG-1, 5.25%, 6/15/32	Aa1	150,441
	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
300,000	Fiscal 2011, Ser. D, 5.00%, 2/1/35	Aa1	316,272
120,000	Subordinated Future Tax Secured, Subser. A-1, 5.00%, 8/1/26	Aa1	140,801
150,000	Subordinated Future Tax Secured, Subser. B-1, 5.00%, 8/1/32	Aa1	180,915
200,000	Subser. A-1, 5.00%, 8/1/31	Aa1	232,836
200,000	Subser. B-1, 5.00%, 8/1/39	Aa1	229,166
250,000	Subser. E-1, 5.00%, 2/1/32	Aa1	298,502
245,000	Subser. E-1, 5.00%, 2/1/40	Aa1	286,395
			2,616,392
	NORTH CAROLINA (2.6%)
100,000	City of Charlotte NC Airport Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/31	Aa3	123,181
305,000	Nash Health Care Systems Health Care Facilities Revenue, Revenue Bonds, 4.50%, 11/1/37	BBB*	316,681
385,000	North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	A2	405,852
150,000	North Carolina Medical Care Commission, Revenue Bonds, Duke University Health System, Ser. A, 5.00%, 6/1/42	Aa2	163,403
315,000	State of North Carolina Capital Improvement Obligation, Revenue Bonds, Ser. C, 3.50%, 5/1/27	Aa1	327,433
			1,336,550
	NORTH DAKOTA (0.9%)
290,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Ser. E, 5.00%, 5/1/25	Aa1	337,763
135,000	North Dakota Public Finance Authority, State Revolving Fund Program, Revenue Bonds, Ser. A, 5.00%, 10/1/26	Aaa	145,998
			483,761
	OHIO (2.2%)
200,000	City of Akron, Ohio Community Learning Centers, Refunding Revenue Bonds, Ser. A, 5.00%, 12/1/28	AA+*	219,724
250,000	City of Cleveland, Ohio Water Pollution Control, Green Bonds, Revenue Bonds, 5.00%, 11/15/45	Aa3	286,637
325,000	Cleveland Department of Public Utilities Division of Water Revenue, Revenue Bonds, Senior Lien Ser. X, 3.63%, 1/1/37	Aa1	332,195
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.6%) (continued)
	OHIO (2.2%) (continued)
$250,000	Country of Franklin, Ohio Hospital Facilities Revenue, Revenue Bonds, 5.00%, 5/15/45	Aa2	$283,193
			1,121,749
	OKLAHOMA (0.8%)
135,000	Grand River Dam Authority, Revenue Bonds, Ser. A, 5.00%, 6/1/27	A1	166,875
250,000	Oklahoma Capital Improvement Authority, Revenue Bonds, 5.00%, 10/1/23	AA-*	269,325
			436,200
	OREGON (0.9%)
280,000	County of Multnomah Oregon, General Obligation Unlimited, 4.00%, 6/1/42	Aaa	306,636
150,000	Oregon State Department of Administrative Services Lottery Revenue, Revenue Bonds, Ser. D, 5.00%, 4/1/28	Aa2	178,340
			484,976
	PENNSYLVANIA (4.1%)
200,000	Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bonds, 5.00%, 12/1/31	A+*	212,894
160,000	City of Philadelphia Pennsylvania, General Obligation Unlimited, Ser. A, 5.00%, 8/1/37	A2	186,938
500,000	Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	A1	599,400
500,000	Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	Aa3	599,375
100,000	Pennsylvania Infrastructure Investment Authority, Revenue Bonds, Ser. A, 4.00%, 5/15/32	AAA*	110,391
250,000	Pennsylvania Turnpike Commission, Motor License, Refunding Revenue Bonds, 5.00%, 12/1/35	A2	295,222
100,000	Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A-2, 5.00%, 12/1/24	A1	118,046
			2,122,266
	RHODE ISLAND (0.3%)
135,000	Rhode Island Health & Educational Building Corp. Public School, Revenue Bonds, 5.00%, 5/15/28	A1	165,598
	SOUTH CAROLINA (1.4%)
250,000	Charleston County South Carolina, Capital Improvement Transportation Sales Tax, General Obligation Unlimited, State Aid Withholding Insured, 4.00%, 11/1/29	Aaa	265,620
75,000	Fort Mill School District No. 4, General Obligation Unlimited, Ser. B, 5.00%, 3/1/27	Aa1	93,605
325,000	South Carolina Public Service Authority, Revenue Bonds, Ser. A, 5.00%, 12/1/38	A2	375,693
			734,918
	TENNESSEE (0.9%)
100,000	City Of Memphis, Tennessee Gas System Revenue Bonds, 5.00%, 12/1/26	Aa1	124,637
250,000	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Methodist Le Bonheur Healthcare, 5.00%, 5/1/42	A1	266,860
80,000	Tennessee Housing Development Agency, Revenue Bonds, Ser. 1C, 3.05%, 1/1/24	Aa1	83,734
			475,231
	TEXAS (6.8%)
170,000	Brushy Creek Regional Utility Authority, Inc., Water Treatment & Distributions Project, Revenue Bonds, 5.00%, 8/1/34	AA-*	200,535
120,000	City of Arlington, Subordinate Lien Special Tax, Revenue Bonds, Ser. C, BAM Insured, 5.00%, 2/15/33	A3	144,682
65,000	City of Houston Texas, Combined Utility System Revenue, Revenue Bonds, Ser. D, 5.00%, 11/15/42	AA*	71,290
15,000	City of Houston, Texas Public Improvement, General Obligation Limited, 5.00%, 3/1/25	Aa3	15,040
125,000	City of Leander, Texas Certificates of Obligation, Parking Facility Improvements, General Obligation Limited, 5.00%, 8/15/32	Aa2	143,945
70,000	City of Lubbock, Texas Certificates of Obligation, Waterworks System, General Obligation Limited, 5.00%, 2/15/23	Aa2	78,873
90,000	City of McAllen Texas, General Obligation Limited, 5.00%, 2/15/32	AA+*	110,906
150,000	City of San Antonio Texas, Electric & Gas Systems Revenue, Revenue Bonds, 5.00%, 2/1/39	Aa1	177,882
200,000	City of San Antonio Texas, Water System Revenue, Junior Lien, Refunding Revenue Bonds, Ser. B, 5.00%, 5/15/32	Aa2	234,298
275,000	Dallas Area Rapid Transit, Revenue Bonds, Ser. A, 5.00%, 12/1/36	Aa2	321,931
200,000	El Paso Independent School District, General Obligation Limited, (PSF-GTD), 4.00%, 8/15/43	Aaa	218,874
See Notes to Financial Statements.

June 30, 2019

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.6%) (continued)
	TEXAS (6.8%) (continued)
	Lower Colorado River Authority, Revenue Bonds:
$250,000	Ser. A, 5.00%, 5/15/31	A1	$279,210
250,000	Ser. B, 5.00%, 5/15/23	A2	283,338
200,000	Olmos Park Higher Education Facilities Corp., Refunding Revenue Bonds, University of the Incarnate Word, 5.00%, 12/1/23	A3	222,010
110,000	Spring Independent School District, General Obligation Unlimited, PSF-GTD Insured, 4.00%, 8/15/34	Aaa	122,184
100,000	State of Texas, Transportation Commission, Highway Improvement, 5.00%, 4/1/25	Aaa	116,316
150,000	State of Texas, Water Financial Assistance, General Obligation Unlimited, Ser. A, 3.00%, 8/1/35	Aaa	153,024
275,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Ser. A, 5.00%, 11/15/38	Aa3	303,905
200,000	Texas Water Development Board, Revenue Bonds, Ser. A, 5.00%, 10/15/27	AAA*	241,332
100,000	Trinity River Authority Central Regional Wastewater System Revenue, Revenue Bonds, 5.00%, 8/1/33	AAA*	121,703
			3,561,278
	VERMONT (0.7%)
200,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College, 5.00%, 10/1/42	Baa1	211,624
135,000	Vermont Educational & Health Buildings Financing Agency, University of Vermont Medical Center Project, Green Bonds, Revenue Bonds, 5.00%, 12/1/46	A2	154,989
			366,613
	WASHINGTON (3.9%)
250,000	City of Seattle Washington, Limited Tax Improvement Bonds, General Obligation Limited, 4.25%, 3/1/28	Aaa	261,308
200,000	City of Spokane Washington, General Obligation Unlimited, 4.00%, 12/1/40	Aa2	219,848
75,000	County of King Washington Refunding Limited Tax, General Obligation Limited, Ser. E, 4.00%, 7/1/31	Aaa	85,463
165,000	County of King Washington Refunding, General Obligation Limited, Ser. E, 5.00%, 12/1/30	Aaa	196,977
100,000	County of Pierce Washington, Sewer Revenue, Revenue Bonds, 4.00%, 8/1/37	Aa3	104,330
250,000	Port of Seattle Washington, Revenue Refunding Bonds, Ser. A, 5.00%, 8/1/33	A1	273,552
200,000	Seattle Museum Development Authority, Special Obligation Refunding Bonds, Municipal Government Guaranteed, 5.00%, 1/20/04	NR	232,212
350,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Ser. A, 4.25%, 10/1/37	Aa3	367,129
250,000	Washington State, Water Utility Improvements, General Obligation Unlimited, Ser. A, 5.00%, 8/1/37	Aa1	295,667
			2,036,486
	WISCONSIN (1.3%)
150,000	City of Madison Wisconsin Water Utility Revenue, Revenue Bonds, 4.00%, 1/1/32	Aa2	154,830
100,000	City of Stoughton, General Obligation Unlimited, Ser. A, 3.38%, 4/1/38	Aa2	104,324
165,000	Wisconsin Department of Transportation, Revenue Bonds, Ser. 2, 5.00%, 7/1/24	Aa2	182,955
200,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Froedtert Health, Ser. A, 5.00%, 4/1/23	AA*	221,800
			663,909
	WYOMING (0.4%)
220,000	Laramie County Wyoming, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.00%, 5/1/42	A*	231,495
	TOTAL LONG-TERM MUNICIPAL SECURITIES (98.6%) (Cost $50,145,776)		$51,345,446
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.4%)		709,259
	NET ASSETS (100.0%)		$52,054,705
*
Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.

**
Security no longer rated by Moody’s or Standard & Poor’s.

(1)
Zero coupon bond.

AGM
Assured Guaranty Municipal.

AMBAC
American Municipal Bond Assurance Corporation.

PSF-GTD
Permanent School Fund Guaranteed.

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities*	$—	$51,345,446	$—	$51,345,446
Total Investments in Securities	$—	$51,345,446	$—	$51,345,446
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2019 (unaudited)

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Assets:
Investments in securities, at value*	$56,695,203	$51,345,446
Cash	—	179,850
Dividends and interest receivable	361,653	619,127
Prepaid expenses	29,446	24,854
Receivable for capital shares sold	11,024	590
Receivable for securities lending income	732	—
Total Assets	57,098,058	52,169,867
Liabilities:
Payable upon return of securities on loan (Note 1I)	1,957,035	—
Dividends payable to shareholders	10,227	21,568
Payable for capital shares redeemed	7,838	8,102
Accrued expenses:
Advisory fee	4,813	15,911
Service and distribution plan fees	11,311	—
Directors’ fees and expenses	291	196
Other	95,215	69,385
Total Liabilities	2,086,730	115,162
Net Assets	$55,011,328	$52,054,705
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares and 65,000,000 shares, respectively)	$36,415	$52,577
Additional paid-in capital	54,510,387	50,891,039
Total Distributable Earnings (Loss)	464,526	1,111,089
Net Assets	$55,011,328	$52,054,705
Net Asset Value Per Share
Net Assets	$55,011,328	$52,054,705
Shares Outstanding	3,641,463	5,257,693
Net Asset Value, Offering and Redemption Price per Outstanding Share	$15.11	$9.90
* Includes securities on loan of	$3,377,613	$—
Cost of investments	$54,770,464	$50,145,776
See Notes to Financial Statements.

Statements of Operations
For the Six Months Ended June 30, 2019 (unaudited)

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Investment Income:
Interest	$863,410	$924,320
Dividends	45,533	—
Securities lending income	4,088	—
Total Income	913,031	924,320
Expenses:
Advisory fees	102,364	95,546
Service and distribution plan fees	67,770	64,361
Transfer agent fees	39,090	19,498
Custody and accounting fees	37,996	42,291
Fund administration fees	18,299	18,299
Printing and postage fees	13,864	7,644
Auditing and legal fees	11,531	10,989
Registration and filing fees	10,161	10,841
N-port/Liquidity fees	7,911	7,911
Directors’ fees and expenses	5,098	4,875
Compliance and tax service fees	2,608	2,478
Insurance fees	1,661	1,716
Other	1,780	1,905
Total Expenses Before Fees Waived (See Note 5)	320,133	288,354
Less: Advisory Fees Waived	(60,005)	—
Less: Service and Distribution Plan Fees Waived	—	(64,361)
Net Expenses	260,128	223,993
Net Investment Income	652,903	700,327
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) From:
Investments	6,347	(11,302)
	6,347	(11,302)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	2,599,967	1,544,231
	2,599,967	1,544,231
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments	2,606,314	1,532,929
Net Increase in Net Assets from Operations	$3,259,217	$2,233,256
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended June 30, 2019 (unaudited)
and for the Year Ended December 31, 2018

	Value Line Core Bond Fund
	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Operations:
Net investment income	$652,903	$1,285,861
Net realized gain/(loss) on investments	6,347	(640,868)
Change in net unrealized appreciation/(depreciation) on investments	2,599,967	(1,467,674)
Net increase/(decrease) in net assets from operations	3,259,217	(822,681)
Distributions to Shareholders from:
Distributable earnings	(658,761)	(1,348,320)
Share Transactions:
Proceeds from sale of shares	1,568,238	2,103,889
Proceeds from reinvestment of dividends to shareholders	591,850	1,211,676
Cost of shares redeemed	(4,332,334)	(8,147,471)
Net decrease in net assets from capital share transactions	(2,172,246)	(4,831,906)
Total increase/(decrease) in net assets	428,210	(7,002,907)
Net Assets:
Beginning of period	54,583,118	61,586,025
End of period	$55,011,328	$54,583,118
Capital Share Transactions:
Shares sold	106,222	145,623
Shares issued to shareholders in reinvestment of dividends	40,078	83,888
Shares redeemed	(294,232)	(563,650)
Net decrease	(147,932)	(334,139)
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended June 30, 2019 (unaudited)
and for the Year Ended December 31, 2018

	The Value Line Tax Exempt Fund, Inc.
	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Operations:
Net investment income	$700,327	$1,457,106
Net realized gain/(loss) on investments	(11,302)	(56,338)
Change in net unrealized appreciation/(depreciation) on investments	1,544,231	(1,332,983)
Net increase/(decrease) in net assets from operations	2,233,256	67,785
Distributions to Shareholders from:
Distributable earnings	(700,327)	(1,457,107)
Share Transactions:
Proceeds from sale of shares	1,051,260	411,865
Proceeds from reinvestment of dividends to shareholders	568,743	1,178,912
Cost of shares redeemed	(2,946,629)	(4,515,925)
Net decrease in net assets from capital share transactions	(1,326,626)	(2,925,148)
Total increase/(decrease) in net assets	206,303	(4,314,470)
Net Assets:
Beginning of period	51,848,402	56,162,872
End of period	$52,054,705	$51,848,402
Capital Share Transactions:
Shares sold	107,093	42,639
Shares issued to shareholders in reinvestment of dividends	58,166	122,522
Shares redeemed	(301,321)	(468,219)
Net decrease	(136,062)	(303,058)
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Core Bond Fund
	Six Months Ended June 30, 2019 (unaudited)	Years Ended December 31,
		2018	2017	2016	2015	2014(*)
Net asset value, beginning of period	$14.40	$14.94	$14.77	$14.71	$14.94	$14.55
Income/(loss) from investment operations:
Net investment income	0.18	0.32	0.34	0.26	0.26	0.27
Net gains/(losses) on securities (both realized and unrealized)	0.71	(0.52)	0.17	0.06	(0.23)	0.38
Total from investment operations	0.89	(0.20)	0.51	0.32	0.03	0.65
Less distributions:
Dividends from net investment income	(0.18)	(0.34)	(0.34)	(0.26)	(0.26)	(0.26)
Net asset value, end of period	$15.11	$14.40	$14.94	$14.77	$14.71	$14.94
Total return	6.20%(3)	(1.31)%	3.47%	2.16%	0.22%	4.49%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$55,011	$54,583	$61,586	$66,429	$72,074	$79,297
Ratio of gross expenses to average net assets(1)	1.18%(4)	1.21%	1.22%	1.20%	1.17%	1.26%
Ratio of net expenses to average net assets(2)	0.96%(4)	0.99%	0.99%	0.99%	0.89%	1.01%
Ratio of net investment income to average net assets	2.41%(4)	2.24%	2.01%	1.74%	1.75%	1.96%
Portfolio turnover rate	23%(3)	84%	35%	32%	34%	111%
(*)
A 3 to 1 reverse stock split occurred on October 17, 2014. The 3 to 1 reverse stock split has been retroactively applied to the per share data listed above that occurred prior to October 17, 2014.

(1)
Ratio reflects expenses grossed up for the waiver of the advisory fees by the Adviser.

(2)
Ratio reflects expenses net of the waiver/reimbursement of the advisory fees by the Adviser.

(3)
Not annualized.

(4)
Annualized.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	The Value Line Tax Exempt Fund, Inc.
	Six Months Ended June 30, 2019 (unaudited)	Years Ended December 31,			Period Ended December 31,	Year Ended February 28,
		2018	2017	2016	2015	2014(1)	2014
Net asset value, beginning of period	$9.61	$9.86	$9.75	$10.06	$10.08	$9.87	$10.31
Income/(loss) from investment operations:
Net investment income	0.13	0.26	0.26	0.28	0.27	0.22	0.27
Net gains/(losses) on securities (both realized and unrealized)	0.29	(0.25)	0.11	(0.31)	(0.02)	0.21	(0.44)
Total from investment operations	0.42	0.01	0.37	(0.03)	0.25	0.43	(0.17)
Less distributions:
Dividends from net investment income	(0.13)	(0.26)	(0.26)	(0.28)	(0.27)	(0.22)	(0.27)
Net asset value, end of period	$9.90	$9.61	$9.86	$9.75	$10.06	$10.08	$9.87
Total return	4.41%(4)	0.17%	3.86%	(0.38)%	2.54%	4.38%(4)	(1.55)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$52,055	$51,848	$56,163	$62,797	$69,039	$75,533	$78,045
Ratio of gross expenses to average net assets(2)	1.12%(5)	1.12%	1.10%	0.99%	1.11%	1.19%(5)	1.08%
Ratio of net expenses to average net assets(3)	0.87%(5)	0.87%	0.85%	0.74%	0.86%	0.94%(5)	0.83%
Ratio of net investment income to average net assets	3.59%(5)	2.74%	2.67%	2.75%	2.71%	2.61%(5)	2.79%
Portfolio turnover rate	10%(4)	12%	10%	18%	6%	4%(4)	11%
(1)
Period from March 1, 2014 to December 31, 2014.

(2)
Ratio reflects expenses grossed up for the waiver of the service and distribution plan fees by the Distributor.

(3)
Ratio reflects expenses net of the waiver/reimbursement of the service and distribution plan fees by the Distributor.

(4)
Not annualized.

(5)
Annualized.

See Notes to Financial Statements.

Notes to Financial Statements	June 30, 2019

1.   Significant Accounting Policies
Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The primary investment objective of the Value Line Core Bond Fund is to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The primary investment objective of The Value Line Tax Exempt Fund, Inc. is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended

Notes to Financial Statements (continued)

or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
For the six months ended June 30, 2019, there were no transfers among levels for either Fund.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the six months ended June 30, 2019, there were no Level 3 investments in either Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2019, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first-in first-out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

June 30, 2019

The dividends and distributions were as follows:
	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Value Line Core Bond Fund
Dividends per share from net investment income	$0.1781	$0.3422
The Value Line Tax Exempt Fund, Inc.
Dividends per share from net investment income	$0.1316	$0.2635
The Value Line Core Bond Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Funds realize a gain or loss. The Funds’ use of TBA rolls may cause the Funds to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statements of Operations.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. declares and pays dividends monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(E) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(F) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Value Line Core Bond Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” in the Statements of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are

Notes to Financial Statements (continued)

allocated to the Fund based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of June 30, 2019, the Funds were not invested in joint repurchase agreements.
As of June 30, 2019, the Value Line Core Bond Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Core Bond Fund	$3,377,613	$3,447,191	$3,447,754
*
Value Line Core Bond Fund received cash collateral of  $1,957,035, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Core Bond Fund received non-cash collateral of  $1,490,156, in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the six months ended June 30, 2019.
	Remaining Contractual Maturity of the Agreements As of June 30, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Exchange Traded Funds	$1,699,900	$—	$—	$—	$1,699,900
Corporate Bonds & Notes	257,135				257,135
Total Borrowings	$1,957,035	$—	$—	$—	$1,957,035
Gross amount of recognized liabilities for securities lending transactions					$1,957,035
(G) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

June 30, 2019

3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the six months ended June 30, 2019, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Core Bond Fund	$7,435,043	$6,555,260	$5,091,144	$6,824,614
The Value Line Tax Exempt Fund, Inc.	5,038,651	5,643,433	0	0
4.   Income Taxes
At June 30, 2019, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Core Bond Fund	$54,770,464	$2,067,552	$(142,813)	$1,924,739
The Value Line Tax Exempt Fund, Inc.	50,145,776	1,382,949	(183,279)	1,199,670
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
Effective January 1, 2018, the advisory fee for each Fund was reduced following the unbundling of its fee from amounts payable for administration services provided by the Funds’ Custodian. For the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. advisory fees were computed at an annual rate of 0.38% and 0.37% respectively of the Funds’ average daily net assets during the period, prior to any fee waivers, and are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. The Adviser has no right to recoup previously contractually waived amounts prior to July 15, 2015. For the six months ended June 30, 2019, the below Advisory fees were paid or payable to the Adviser and waived by the Adviser:
Fund	Advisory Fee	Waived Amount
Value Line Core Bond Fund	$102,364	$60,005
The Value Line Tax Exempt Fund, Inc.	95,546	—
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. The Distributor has no right to recoup previously contractually waived amounts. For the six months ended June 30, 2019, the below 12b-1 fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Distribution & Service Fees	Waived Amount
Value Line Core Bond Fund	$67,770	$—
The Value Line Tax Exempt Fund, Inc.	64,361	64,361
The Adviser and the Distributor have agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s

Notes to Financial Statements (continued)

total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.90% of the Fund’s average daily net assets (the “Expense Limitation”). Prior to May 2019, the Adviser agreed to reduce its advisory fee and the Distributor agreed to reduce its Rule 12b-1 fees and/or to reimburse the Fund so that total annual portfolio operating expense will not exceed 0.99% of the Fund’s average daily net assets. The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified only with the agreement of the Fund’s Board. Effective July 15, 2015 the Advisory fee waiver was discontinued and replaced by the Expense Limitation for the Value Line Core Bond Fund. For the six months ended June 30, 2019 the Adviser waived fees in the amount of  $60,005. As of June 30, 2019, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Value Line Core Bond Fund
Expiration	Fees Waived and Reimbursed by the Adviser
June 30, 2022	$395,671
During the six months ended June 30, 2019, the Fund did not make any repayments to the Adviser and Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Fund Expenses (unaudited)	June 30, 2019

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (January 1, 2019 through June 30, 2019).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period 1/1/19 thru 06/30/19*
Actual
Value Line Core Bond Fund	$1,000.00	$1,062.00	$4.91
The Value Line Tax Exempt Fund, Inc.	$1,000.00	$1,044.10	$4.41
Hypothetical (5% return before expenses)
Value Line Core Bond Fund	$1,000.00	$1,020.03	$4.81
The Value Line Tax Exempt Fund, Inc.	$1,000.00	$1,020.48	$4.36
*
Expenses are equal to the Funds’ annualized expense ratio of 0.96% and 0.87%, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENT FOR VALUE LINE CORE
BOND FUND AND THE VALUE LINE TAX EXEMPT FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (each, a “Fund” and together, the “Funds”), including a majority of each Board’s Trustees or Directors, as applicable, who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc., an independent board consulting service, utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified the Value Line Core Bond Fund within its Intermediate-Term Bond category and The Value Line Tax Exempt Fund, Inc. within its Muni National Long category.
In preparing a Peer Group for each Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Broadridge/Morningstar prepared the Peer Group for the Value Line Core Bond Fund consisting of 11 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund and the Peer Group for The Value Line Tax Exempt Fund, Inc. consisting of 7 other retail funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for The Value Line Tax Exempt Fund, Inc. was selected from amongst funds lacking a Rule 12b-1 fee because the Distributor has for a number of years waived such fee for the Fund. Given the strong quality bias of the Fund’s portfolio, the Peer Group for The Value Line Tax Exempt Fund, Inc. also excluded funds with high allocations to BBB-rated bonds and below-investment grade bonds.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) each Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar.

The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles.
Value Line Core Bond Fund.   The Board reviewed the Fund’s overall investment performance for various periods of time and compared it to the performance of the Peer Group and Category since the change in the Fund’s investment approach from a high yield fund to a core bond fund on December 3, 2012, which the Board determined was the most relevant time period for these purposes. The Board noted that the Fund’s performance was below the Peer Group and Category median as well as the benchmark index for the one-year period and three-year period ended March 31, 2019, and discussed with the Adviser the reasons for the underperformance. The Adviser stated that its conservative bias accounts for a portion of the comparatively lower returns of the Fund during periods in which bond funds have been rewarded for taking on credit risk, especially the three years ended March 31, 2019. The Adviser’s more cautious approach is reflected in the Fund’s standard deviation rankings being in the top half of the funds in its Peer Group and Category for the one-, three- and five-year periods, which indicates that the Fund’s performance has been less volatile. Further, the Board noted that the Fund’s performance was below the Category median and benchmark index, but equal to the Peer Group median, for the five-year period ended March 31, 2019. The Board also noted that the Fund outperformed the Peer Group and Category median as well as the benchmark index for the ten-year period ended March 31, 2019.
The Value Line Tax Exempt Fund, Inc.   The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year, five-year, and ten-year periods ended March 31, 2019. The Board noted that the Fund held a higher allocation of investments in the top three credit tiers (AAA, A and A) than most of the other funds in its Category and that the Fund was less volatile than 75% of the funds in its Category and Peer Group for the one-year, three-year and five-year periods ended March 31, 2019. The Adviser stated that its conservative bias accounts for both the comparatively lower volatility as well as for a portion of the comparatively lower returns of the Fund during periods in which risk was rewarded in the tax-exempt market. In this respect, the Board noted that the Fund invested on average more of its portfolio in higher credit ranked bonds than funds in its Category and Peer Group (approximately 95% of the Fund’s portfolio being invested in bonds in the top three credit categories (AAA, AA, and A), while the funds in its Category and Peer Group invested only approximately 80%). The Board discussed with the Adviser the attribution for such underperformance.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs, a special bonus paid to employees upon crossing $3 billion in assets under management, and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. After a review of the information provided to the Board, the Board concluded that each Fund’s fee rate under its Agreement for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of such Agreement.
Value Line Core Bond Fund.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was approximately equal to the median advisory fee rate of the Peer Group and the Category.
The Value Line Tax Exempt Fund, Inc.    Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was less than the median advisory fee rates of both the Peer Group and Category.
Expenses. The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Core Bond Fund.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category. The Adviser, the Distributor, and the Board

Semi-Annual Report  (continued)

agreed to continue the Fund’s existing expense limitation agreement pursuant to which the Adviser and the Distributor waive a proportionate amount of their advisory fees and Rule 12b-1 fees, respectively, and the Adviser further reimburses certain expenses of the Fund, to the extent necessary to contractually limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.90% of the Fund’s average daily net assets (the “Expense Limitation”). The Board noted favorably that the Adviser and the Distributor had recently increased the amounts they agree to waive, and the Adviser reimburses, as necessary to reduce the rate of the Expense Limitation from 0.99% to 0.90%, effective May 1, 2019. The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within three years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. The Expense Limitation can be terminated or modified before June 30, 2020 only with the agreement of the Fund’s Board.
The Value Line Tax Exempt Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians, before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category. The Distributor and the Board agreed that the Distributor will continue the existing contractual waiver of the Fund’s Rule 12b-1 fee which effectively reduces the Fund’s Rule 12b-1 fee rate from 0.25% to 0% of the Fund’s average daily net assets through June 30, 2020. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Funds’ overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with each of the Funds, such as a more robust website. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management, sub-transfer agency and/or Rule 12b-1 fees for certain funds, the Funds’ policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.   The Board considered that, given both the current and anticipated size of each Fund, any perceived and potential economies of scale were not yet a significant consideration for either Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Agreement.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
Strategies That Have Stood the Test of Time

1950	Value Line Mid Cap Focused Fund seeks long-term growth of capital.
1952	Value Line Capital Appreciation Fund** seeks income, as high and dependable as is consistent with reasonable risk.
1956	Value Line Premier Growth Fund seeks long-term growth of capital.
1972	Value Line Larger Companies Focused Fund's sole investment objective is long-term growth of capital.
1983	**Value Line Centurion Fund**† seeks long-term growth of capital.
1984	The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1986	Value Line Core Bond Fund seeks to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1987	**Value Line Strategic Asset Management Trust**† seeks to achieve a high total investment return consistent with reasonable risk.
1993	Value Line Small Cap Opportunities Fund seeks long-term growth of capital.
1993	Value Line Asset Allocation Fund seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
2014	**Value Line VIP Equity Advantage Fund** seeks capital appreciation. Current income is a secondary investment objective.
2015	Institutional shares launched for the Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Capital Appreciation Fund**.
2017	Institutional shares launched for Value Line Mid Cap Focused Fund.

*
Offered as an investment option to owners of the Guardian ProSeriesSM Variable Annuities issued by The Guardian Insurance & Annuity Company, Inc.

**
Formerly Value Line Income and Growth Fund.

†
Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date: September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date: September 6, 2019